NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

DXP ENTERPRISES, INC. REPORTS FIRST QUARTER 2024 RESULTS

•$139.7 million in cash
•$412.6 million in sales
•GAAP diluted EPS of $0.67
•Non-GAAP diluted EPS of $0.74
•$40.3 million in earnings before interest, taxes, depreciation & amortization and other non-cash charges ("Adjusted EBITDA")
•Free Cash Flow of $24.1 million, a 6.4 percent year-over-year increase
•Completed the acquisitions of Hennesy Mechanical Sales, Kappe Associates, and Pro-Seal, Inc.

Houston, TX – May 8, 2024 – DXP Enterprises, Inc. ("DXP" or the "Company") (NASDAQ: DXPE) today announced financial results for the first quarter ended March 31, 2024. The following are results for the three months ended March 31, 2024, compared to the three months ended March 31, 2023 and December 31, 2023, where appropriate. A reconciliation of the non-GAAP financial measures can be found in the back of this press release.

First Quarter 2024 Financial Highlights:

•Sales increased 1.4 percent sequentially to $412.6 million, compared to $407.0 million for the fourth quarter of 2023 and decreased 2.7 percent compared to $424.3 million for the first quarter of 2023.
•Net income for the first quarter of 2024 was $11.3 million, compared to $17.6 million for the first quarter of 2023.
•Earnings per diluted share for the first quarter of 2024 was $0.67 based upon 17.0 million diluted shares, compared to $0.95 earnings per diluted share in the first quarter of 2023, based on 18.4 million diluted shares. Adjusted diluted earnings per share was $0.74 compared to $0.95 in the first quarter of 2023.
•Adjusted EBITDA for the first quarter of 2024 was $40.3 million compared to $43.1 million for the first quarter of 2023. Adjusted EBITDA as a percentage of sales, or Adjusted EBITDA margin, was 9.8 percent and 10.2 percent, respectively.
•Free Cash Flow (cash flow from operating activities less capital expenditures) for the first quarter of 2024 was $24.1 million, compared to $22.6 million for the first quarter of 2023.

David R. Little, Chairman and Chief Executive Officer commented, “Our first quarter results reflect sequential sales growth driven by acquisitions, strong free cash flow, and continued efforts to expand and grow our business. We are encouraged by the sequential increases and the start to the year. As we look ahead to the rest of 2024, we remain optimistic around market conditions, our ability to execute our growth initiatives and the diversity of our end markets to deliver growth in 2024. DXP’s first quarter 2024 sales were $412.6 million. In terms of our business segments for the first quarter of 2024, sales were $288.4 million for Service Centers, $62.2 million for Innovative Pumping Solutions, and $62.0 million for Supply Chain Services. We believe we are well positioned to outgrow the market and to generate improved operating margins and returns for the benefit of our shareholders as we move further into 2024.”
Kent Yee, Chief Financial Officer and Senior Vice President, remarked, “Our first quarter sequential increase of 1.4 percent was great to see in addition to the $24.1 million of free cash flow along with the closing of three acquisitions. We continue to see bright spots in the market and we currently anticipate the second half of the year to drive growth as we benefit from increases in our project backlog and the diversification of our end markets. We had a strong quarter of free cash flow generation, producing $24.1 million in free cash flow during the first quarter in the midst of closing three acquisitions. DXP ended the quarter with $139.7 million in cash on the balance sheet and net debt of $407.6 million. DXP’s secured leverage ratio or net debt to EBITDA ratio was 2.3:1.0 with a covenant EBITDA of $179.3 million for the last twelve-months ending March 31, 2024. We expect to drive organic and acquisition driven growth as we move through fiscal 2024.”

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS
Conference Call Information
DXP Enterprises, Inc. management will host a conference call, May 9, 2024, at 10:30 a.m. Central Time, to discuss the Company’s financial results. The conference call may be accessed by going to https://ir.dxpe.com.
Interested investors and other parties can listen to a webcast of the live conference call by logging onto the Investor Relations section of the Company's website at https://ir.dxpe.com. The online replay will be available on the same website immediately following the call. A slide presentation highlighting the Company’s results and key performance indicators will also be available on the Investor Relations section of the Company’s website.

To learn more about DXP Enterprises, Inc., please visit the Company's website at https://www.dxpe.com

About DXP Enterprises, Inc.

DXP Enterprises, Inc. is a leading products and service distributor that adds value and total cost savings solutions to industrial customers throughout North America and Dubai. DXP provides innovative pumping solutions, supply chain services and maintenance, repair, operating and production ("MROP") services that emphasize and utilize DXP’s vast product knowledge and technical expertise in rotating equipment, bearings, power transmission, metal working, industrial supplies and safety products and services. DXP's breadth of MROP products and service solutions allows DXP to be flexible and customer-driven, creating competitive advantages for our customers. DXP’s business segments include Service Centers, Innovative Pumping Solutions and Supply Chain Services. For more information, go to www.dxpe.com.

Non-GAAP Financial Measures

DXP supplements reporting of net income with certain non-GAAP measurements, including EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, and Free Cash Flow. This supplemental information should not be considered in isolation or as a substitute for the unaudited GAAP measurements. Additional information regarding EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Free Cash Flow and net debt referred to in this press release are included below under "Unaudited Reconciliation of Non-GAAP Financial Information".

The Company believes EBITDA provides additional information about: (i) operating performance, because it assists in comparing the operating performance of the business, as it removes the impact of non-cash depreciation and amortization expense as well as items not directly resulting from core operations such as interest expense and income taxes and (ii) the performance and the effectiveness of operational strategies. Additionally, EBITDA performance is a component of a measure of the Company’s financial covenants under its credit facilities. Furthermore, some investors use EBITDA as a supplemental measure to evaluate the overall operating performance of companies in the industry. Management believes that some investors’ understanding of performance is enhanced by including this non-GAAP financial measure as a reasonable basis for comparing ongoing results of operations. By providing this non-GAAP financial measure, together with a reconciliation to its most directly comparable GAAP financial measure, the Company believes it is enhancing investors’ understanding of the business and results of operations, as well as assisting investors in evaluating how well the Company is executing strategic initiatives. Free Cash Flow reconciles to the most directly comparable GAAP financial measure of cash flows from operations as provided below. We believe Free Cash Flow is an important liquidity metric because it measures, during a given period, the amount of cash generated that is available to fund acquisitions, make investments, repay debt obligations, repurchase shares of the Company's common stock, and for certain other activities.

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS
Information Related to Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe-harbor” for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made by or to be made by the Company) contains statements that are forward-looking. These forward-looking statements include, without limitation, those about the Company’s expectations regarding the Company's expectations regarding the filing of the Form 10-Q; the description of the anticipated changes in the Company's consolidated balance sheet and the results of operations and the Company's assessment of the impact of such anticipated changes; the Company’s business, the Company’s future profitability, cash flow, liquidity, and growth. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future; and accordingly, such results may differ from those expressed in any forward-looking statement made by or on behalf of the Company. These risks and uncertainties include, but are not limited to: the effectiveness of management’s strategies and decisions; our ability to implement our internal growth and acquisition growth strategies; general economic and business conditions specific to our primary customers; changes in government regulations; our ability to effectively integrate businesses we may acquire; new or modified statutory or regulatory requirements; availability of materials and labor; inability to obtain or delay in obtaining government or third-party approvals and permits; non-performance by third parties of their contractual obligations; unforeseen hazards such as weather conditions, acts of war or terrorist acts and the governmental or military response thereto; cyber-attacks adversely affecting our operations; other geological, operating and economic considerations and declining prices and market conditions, including supply or demand for maintenance, repair and operating products, equipment and service; inability of the Company or its independent auditors to complete the work necessary in order to file the Form 10-Q in the expected time frame; unanticipated changes to the Company's operating results in the Form 10-Q as filed or in relation to prior periods, including as compared to the anticipated changes stated here; unanticipated impact of such changes and its materiality; ability to obtain needed capital, dependence on existing management, leverage and debt service, domestic or global economic conditions, ability to manage changes and the continued health or availability of management personnel and changes in customer preferences and attitudes. In some cases, you can identify forward-looking statements by terminology such as, but not limited to, “may,” “will,” “should,” “intend,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “goal,” or “continue” or the negative of such terms or other comparable terminology. More information on these risks and other potential factors that could affect the Company’s business and financial results is included in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

DXP ENTERPRISES, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
($ thousands)

	Three Months Ended March 31,
	2024	2023

Sales	$412,635	$424,267
Cost of sales	288,753	299,226
Gross profit	123,882	125,041
Selling, general and administrative expenses	94,751	89,642
Income from operations	29,131	35,399
Other income, net	(1,968)	(469)
Interest expense	15,544	11,521
Income before income taxes	15,555	24,347
Provision for income taxes	4,223	6,767
Net income	11,332	17,580
Preferred stock dividend	23	23
Net income attributable to common shareholders	$11,309	$17,557

Diluted earnings per share attributable to DXP Enterprises, Inc.	$0.67	$0.95

Weighted average common shares and common equivalent shares outstanding	16,968	18,436

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS
DXP ENTERPRISES, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
($ thousands, except share amounts)

	March 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash	$139,697	$173,120
Restricted cash	91	91
Accounts receivable, net of allowance of $4,946 and $5,584, respectively	313,791	311,171
Inventories	108,186	103,805
Costs and estimated profits in excess of billings	35,259	42,323
Prepaid expenses and other current assets	19,808	18,044
Total current assets	616,832	648,554
Property and equipment, net	64,039	61,618
Goodwill	370,949	343,991
Other intangible assets, net	67,675	63,895
Operating lease right of use assets, net	53,443	48,729
Other long-term assets	11,217	10,649
Total assets	$1,184,155	$1,177,436

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of debt	$5,500	$5,500
Trade accounts payable	97,324	96,469
Accrued wages and benefits	31,655	36,238
Customer advances	12,619	12,160
Billings in excess of costs and estimated profits	8,195	9,506
Short-term operating lease liabilities	15,796	15,438
Other current liabilities	58,313	48,854
Total current liabilities	229,402	224,165
Long-term debt, net of unamortized debt issuance costs and discounts	520,217	520,697
Long-term operating lease liabilities	38,914	34,336
Other long-term liabilities	20,158	17,359
Total long-term liabilities	579,289	572,392
Total liabilities	808,691	796,557
Commitments and Contingencies
Shareholders' equity:
Series A preferred stock, $1.00 par value; 1,000,000 shares authorized	1	1
Series B preferred stock, $1.00 par value; 1,000,000 shares authorized	15	15
Common stock, $0.01 par value, 100,000,000 shares authorized; 15,928,305 and 16,177,237 outstanding, respectively	345	345
Additional paid-in capital	217,292	216,482
Retained earnings	330,580	319,271
Accumulated other comprehensive loss	(31,854)	(31,240)
Treasury stock, at cost 4,468,354 and 4,141,989 shares, respectively	(140,915)	(123,995)
Total DXP Enterprises, Inc. equity	375,464	380,879
Total liabilities and equity	$1,184,155	$1,177,436

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS
Business segment financial highlights:

•Service Centers’ revenue for the first quarter was $288.4 million, a decrease of 5.7 percent year-over-year with a 14.0 percent operating income margin.
•Innovative Pumping Solutions’ revenue for the first quarter was $62.2 million, an increase of 21.0 percent year-over-year with a 11.2 percent operating income margin.
•Supply Chain Services’ revenue for the first quarter was $62.0 million, a decrease of 7.5 percent year-over-year with a 8.5 percent operating income margin.

SEGMENT DATA
($ thousands, unaudited)

	Three Months Ended March 31,
Sales	2024	2023
Service Centers	$288,435	$305,813
Innovative Pumping Solutions	62,216	51,411
Supply Chain Services	61,984	67,043
Total Sales	$412,635	$424,267

	Three Months Ended March 31,
Operating Income	2024	2023
Service Centers	$40,320	$45,820
Innovative Pumping Solutions	6,970	9,190
Supply Chain Services	5,262	5,514
Total Segments Operating Income	$52,552	$60,524

RECONCILIATION OF OPERATING INCOME FOR REPORTABLE SEGMENTS
($ thousands, unaudited)

	Three Months Ended March 31,
	2024	2023
Income from operations for reportable segments	$52,552	$60,524
Adjustment for:
Amortization of intangibles	4,369	4,758
Corporate expenses	19,052	20,367
Income from operations	$29,131	$35,399
Interest expense	15,544	11,521
Other income, net	(1,968)	(469)
Income before income taxes	$15,555	$24,347

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION
($ thousands)

The following table sets forth the reconciliation of EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin to the most comparable U.S. GAAP financial measure (in thousands):

	Three Months Ended March 31,
	2024	2023
Income before income taxes	$15,555	$24,347
Plus: Interest expense	15,544	11,521
Plus: Depreciation and amortization	7,538	6,782
EBITDA	$38,637	$42,650
Plus: other non-recurring items(1)	842	—
Plus: stock compensation expense	864	476
Adjusted EBITDA	$40,343	$43,126

Operating Income Margin	7.1%	8.3%
EBITDA Margin	9.4%	10.1%
Adjusted EBITDA Margin	9.8%	10.2%
(1) Other non-recurring items includes unique acquisition integration costs and other non-cash, non-recurring costs not related to continuing business operations.

The following table sets forth the reconciliation of Organic Sales and Organic Sales per Business Day to the most comparable U.S. GAAP financial measure (in thousands):

	Three Months Ended March 31,
	2024	2023
Sales by Business Segment
Service Centers	$288,435	$305,813
Innovative Pumping Solutions	62,216	51,411
Supply Chain Services	61,984	67,043
Total DXP Sales	$412,635	$424,267
Acquisition Sales	11,775	19,133
Organic Sales	$400,860	$405,134

Business Days	63	64
Sales per Business Day	$6,550	$6,629
Organic Sales per Business Day	$6,363	$6,330

NEWS RELEASE CONTACT: Kent Yee Senior Vice President, CFO www.dxpe.com THE INDUSTRIAL DISTRIBUTION EXPERTS

The following table sets forth the reconciliation of Free Cash Flow to the most comparable GAAP financial measure (in thousands):

	Three Months Ended March 31,
	2024	2023
Net cash from operating activities	$26,989	$26,449
Less: purchases of property and equipment	(2,894)	(3,804)
Free Cash Flow	$24,095	$22,645

The following table is a reconciliation of adjusted net income attributable to DXP Enterprises, Inc., a non-GAAP financial measure, to net income, calculated and reported in accordance with U.S. GAAP.

	Three Months Ended March 31,
	2024	2023
Net Income	$11,332	$17,580
One-time non-cash items	942	—
Adjustment for taxes	256	—
Adjusted Net Income	$12,530	$17,580

Weighted average common shares and common equivalent shares outstanding
Diluted	16,968	18,436

Diluted Earnings per Share	$0.67	$0.95
Adjusted Diluted Earnings per Share	$0.74	$0.95